Exhibit 99.1

ASCENA RETAIL GROUP, INC. ANNOUNCES THE COMPLETION OF

ITS ACQUISITION OF ANN INC. IN ACCRETIVE TRANSACTION

•	Combined company with trailing-twelve month sales of $7.4 billion now the largest US-based specialty apparel retailer focused exclusively on the female consumer

•	Trailing-twelve month combined adjusted EBITDA of $661 million before expected synergies, with significant free cash flow acceleration expected

•	$150 million in annual run rate synergies identified, expected by end of the third year post-closing

MAHWAH, NJ - August 21, 2015 – ascena retail group, inc. (NASDAQ: ASNA) today announced that it has completed its acquisition of ANN INC. for a combination of cash and ascena stock in an accretive transaction.

With the completion of the merger, ANN INC. shares will be delisted from the NYSE and trading will cease at the close of business on Friday, August 21st. ANN INC. will continue to operate as a wholly-owned subsidiary of ascena.

With the addition of the Ann Taylor, LOFT, and Lou & Grey brands, ascena is now one of North America’s largest and most diversified specialty apparel retailers, with $7.4 billion in trailing twelve month sales, a combined fleet of over 4,900 stores, and over 70,000 associates.

David Jaffe, ascena’s President and Chief Executive Officer, commented: “This powerful merger joins two strong and highly complementary organizations, and dramatically reinforces our leadership position in women’s specialty apparel retailing. The acquisition positions ascena as the third largest specialty apparel retailer and the single largest focused on women’s apparel, with a diverse brand portfolio that serves women of all ages, sizes and demographics.”

Jaffe concluded, “We expect to leverage ascena’s state-of-the-art distribution and fulfillment centers and its shared services capabilities to rapidly and comprehensively integrate the ANN INC. brands, and drive significant value to our stockholders. We have identified $150 million in annualized run rate synergies resulting from this transaction that we expect to capture by the end of the third year post-closing.”

Kay Krill, President and Chief Executive Officer of ANN INC., added, “As we embark on this next chapter in ANN INC.’s history, I am very excited about the opportunities ahead for our brands and our business. Combined with ascena, we have a stronger competitive position and financial base as part of the nation’s largest specialty retailer focused exclusively on women’s apparel. In taking this next step, our focus on our clients remains unchanged. We look forward to continuing to be her go-to wardrobing destination by delivering the same great fashion, the same high level of quality and service, and the seamless shopping experience that are hallmarks of shopping with our brands.”

Excluding transaction and integration expenses, the acquisition is expected to be accretive to EPS within the first year post-closing, accelerating to greater than 20% accretion to EPS thereafter. Additionally, ascena expects the combination to generate significant cash flow, which will enable rapid de-leveraging while supporting planned levels of capital expenditures.

Transaction Details

Under the terms of the transaction, ANN INC. stockholders will receive $37.34 in cash and 0.68 of a share of ascena common stock for each share of ANN INC. common stock. The transaction gives ANN INC. an enterprise value of approximately $2.0 billion.

ascena financed the cash portion of the acquisition through a $1.8 billion senior secured term loan it placed on July 29, 2015.

Guggenheim Securities and Goldman, Sachs & Co. acted as financial advisors to ascena. Proskauer Rose LLP acted as legal counsel to ascena in connection with the transaction. J.P. Morgan Securities LLC acted as the exclusive financial advisor to ANN INC. in connection with its strategic review process and the transaction. Wachtell, Lipton, Rosen & Katz acted as legal counsel to ANN INC. in connection with the strategic review process and the transaction.

About ascena retail group, inc.

ascena retail group, inc. is a leading specialty retailer offering clothing, shoes, and accessories for missy and plus-size women under the Ann Taylor, LOFT, Lou & Grey, Lane Bryant, Cacique, maurices, dressbarn, and Catherines brands, and for tween girls under the Justice brand. ascena retail group, inc. operates through its subsidiaries approximately 4,900 stores throughout the United States, Canada and Puerto Rico. For more information about ascena retail group, visit ascenaretail.com, AnnTaylor.com, LOFT.com, louandgrey.com, lanebryant.com, cacique.com, maurices.com, dressbarn.com, catherines.com, and shopjustice.com.

Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which ascena and ANN operate and beliefs of and assumptions made by ascena management and ANN management, involve uncertainties that could significantly affect the financial results of ascena or ANN or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving ascena and ANN, including future financial and operating results, the combined company’s plans, objectives, ratings, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders and integration of ascena and ANN — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of the announcement of the consummation of the transaction on relationships, including with employees, customers and competitors; the ability to retain key personnel; the ability to achieve performance targets; changes in financial markets, interest rates and foreign currency exchange rates; negative rating agency actions; and those additional risks and factors discussed in reports filed with the SEC by ascena and ANN from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither ascena nor ANN undertakes any duty to update any forward-looking statements contained herein.

Non-GAAP Financial Results

The financial information included herein has been adjusted to exclude certain one-time items such as acquisition-related, integration and restructuring expenses, asset impairment charges and accelerated depreciation of fixed assets. The Company believes that all such expenses are not indicative of our underlying operating performance. In addition, this release makes reference to the financial performance measure of earnings before interest, taxes, depreciation and amortization, as adjusted for the previously mentioned items. ascena considers adjusted EBITDA to be useful to investors because it believes that it is an important indicator of ascena’s operational strength. Reference is made to ascena’s Current Report on Form 8-K filed on July 10, 2015, Quarterly Report on Form 10-Q for the fiscal quarter ended April 25, 2015 and its Annual Report on Form 10-K for the fiscal year ended July 26, 2014 for a full discussion on the use of adjusted EBITDA and a reconciliation of adjusted, non-GAAP financial measures to the most directly comparable GAAP financial measure.

ascena

Investor Relations

(551) 777-6895

asc-ascenainvestorrelations@ascenaretail.com

or

ICR, Inc.

James Palczynski

Partner (203) 682-8229

jp@icrinc.com